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                                                                Exhibit 10.16(a)



                           SHARE REPURCHASE AGREEMENT

         This SHARE REPURCHASE AGREEMENT (this "AGREEMENT") is made as of October 10, 2001 between JOHN A. FRIEDE, in his individual capacity ("STOCKHOLDER"), and NOMOS CORPORATION (the "COMPANY").

                                   BACKGROUND

         A. Stockholder is the holder of an option (the "OPTION") to purchase 917,500 shares (the "SHARES") of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), at a purchase price of $.50 per share, which Option is currently one-third vested.

         B. Stockholder desires to exercise the Option in full, and the Company, pursuant to resolutions of the Board of Directors (the "BOARD") dated of even date herewith, has authorized such exercise; provided that, Stockholder enter into this Agreement for the purpose of (a) subjecting the unvested Shares to repurchase by the Company, and (b) limiting the transferability of such Shares, in each case for a period corresponding to the vesting schedule under the Option.

                                    AGREEMENT

         The parties hereto, intending to be legally bound, agree as follows:

         1. UNVESTED SHARES. As used in this Agreement, the term "UNVESTED SHARES" shall mean, initially, all of the Shares; PROVIDED, that so long as no Repurchase Event (as defined in Section 3 below) has occurred, then:

            (a) on December 15, 2001, one-third of the Shares shall automatically vest and shall no longer be deemed to be "Unvested Shares" hereunder;

            (b) on December 15, 2002, the remaining one-third of the Shares shall automatically vest and shall no longer be deemed to be "Unvested Shares" hereunder.

In addition, in the event that a Repurchase Event occurs, any Unvested Shares that are not purchased by the Company in accordance with Section 3 of this Agreement shall automatically vest and shall no longer be deemed "Unvested Shares."

         2. RESTRICTIONS. Stockholder shall have all rights and privileges of a stockholder of the Company as to the Unvested Shares, except that the following restrictions shall apply:

            (a) No Unvested Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, any transfer made or purportedly made in violation of this restriction shall be null and void, and the Company shall not register or record such attempted transfer in its books and records;

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            (b) Each Unvested Share shall be subject to repurchase by the
Company in accordance with Section 3 of this Agreement;

            (c) As security for the faithful performance of this Agreement, Stockholder, immediately upon receipt of any certificate representing Unvested Shares, shall deliver such certificate, together with one or more stock powers endorsed in blank by Stockholder to the Secretary of the Company to be held in custody by the Secretary; and

            (d) Each certificate representing Unvested Shares shall bear substantially the following legend, which shall be in addition to any other legends required by law or contract:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE BY NOMOS CORPORATION AND ARE SUBJECT TO TRANSFER RESTRICTIONS, AS PROVIDED IN A SHARE REPURCHASE AGREEMENT AMONG NOMOS AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF NOMOS.

         Upon the vesting of any Shares previously constituting Unvested Shares, the Secretary shall, at Stockholder's request, deliver to Stockholder a certificate or certificates representing such vested Shares, which shall be free of the legend described in Section 2(d) of this Agreement.

         3. UNVESTED SHARE PURCHASE RIGHTS. In the event of the voluntary or involuntary departure, resignation, or termination of Stockholder from his position as a member of the Board, for whatever reason except death (any such event, a "REPURCHASE EVENT"), all Unvested Shares held by Stockholder shall be subject to purchase by the Company pursuant to the following terms and conditions of this Section 3.

            (a) The Company may, but shall not be obligated to, purchase some or all of such Unvested Shares by giving written notice thereof to Stockholder within thirty (30) days after the Repurchase Event, specifying (i) the number of Unvested Shares the Company wishes to purchase, and (ii) the date on which the Company desires to purchase such Unvested Shares, which date shall not be later than (90) days following the date on which such notice is given.

            (b) The closing of the purchase of any Unvested Shares pursuant to this Section 3 shall be held at the principle executive offices of the Company on the date specified in the notice given pursuant to Section 3(a) of this Agreement or on such other date as may be agreed to in writing by the parties. At any such closing, (i) the Company shall deliver to Stockholder the Repurchase Price (as defined in Section 3(c) of this Agreement) for such Unvested Shares and (ii) the Secretary of the Company shall surrender for cancellation, pursuant to the aforementioned stock power(s), the certificate(s) representing such Unvested Shares.

            (c) The purchase price (the "REPURCHASE PRICE") to be paid by the Company to Stockholder for the purchase of any Unvested Shares shall be $0.50 per share.


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            4. TERMINATION. This Agreement shall automatically terminate upon the earlier of (i) the date on which there are no longer any Unvested Shares,
(ii) the date on which all of the Unvested Shares are repurchased by the Company in accordance with Section 3 hereof, or (iii) the death of Stockholder. Upon termination of this Agreement, the terms and conditions contained herein shall terminate and no longer be of any force or effect, except for any rights arising from the prior breach of this Agreement to the extent such rights have not been expressly waived by the non-breaching party.

            5. NOTICES. All notices, consents, requests, demands and other communications required or permitted hereunder:

                  (i) shall be in writing;

                  (ii) shall be sent by messenger, certified or registered United States mail, a reliable express delivery service or telecopier (with a copy sent by one of the foregoing means), charges prepaid as applicable, to the appropriate address(es) or number(s) set forth below; and

                  (iii) shall be deemed to have been given on the date of receipt by the addressee (or, if the date of receipt is not a business day, on the first business day after the date of receipt), as evidenced by (A) a receipt executed by the addressee (or a responsible person in his or her office) or a notice to the effect that such addressee refused to accept such communication, if sent by messenger, United States mail or express delivery service, or (B) a receipt generated by the sender's telecopier showing that such communication was sent to the appropriate number on a specified date, if sent by telecopier.

         If to the Company, all such communications shall be sent to the following address (or such other address as may be provided by the Company to Stockholder):

                  NOMOS Corporation
                  2591 Wexford Bayne Road
                  Sewickley, PA 15143
                  Attn: Secretary

         If to Stockholder, to the address or number set forth in the records of the Company for the purpose of giving notice to Stockholder.

         6. NO RIGHT TO BOARD MEMBERSHIP. STOCKHOLDER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT DOES NOT AFFORD STOCKHOLDER ANY RIGHT TO CONTINUED MEMBERSHIP ON THE BOARD.

         7. MISCELLANEOUS. This Agreement: (a) may be amended only by a writing signed by each of the parties; (b) may not be assigned, pledged or otherwise transferred, whether by operation of law or otherwise, without the prior consent of the other party; (c) may be executed in several counterparts, each of which is deemed an original but all of which constitute one and the same instrument;
(d) contains the entire agreement of the parties with respect to the


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transactions contemplated hereby and supersedes all prior written and oral agreements, and all contemporaneous oral agreements, relating to such transactions; (e) is governed by, and will be construed and enforced in accordance with, the laws of the State of Delaware without giving effect to any conflict of laws rules; and (f) is binding upon, and will inure to the benefit of, the parties and their respective heirs, successors and permitted assigns. The waiver by a party of any breach or violation of any provision of this Agreement will not operate as, or be construed to be, a waiver of any subsequent breach or violation hereof.



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         IN WITNESS WHEREOF, the parties hereto have executed this Share
Repurchase Agreement as of the date first written above.


                                        /s/ John A. Friede
                                        ----------------------------------------
                                        John A. Friede
                                        in his individual capacity



                                        NOMOS CORPORATION


                                        By: /s/ John W. Manzetti
                                           -------------------------------------

                                        Name: John W. Manzetti
                                             -----------------------------------

                                        Title: President and Chief
                                               Executive Officer
                                              ----------------------------------


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